EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                              September 24, 2003

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                Preliminary Structural and Collateral Term Sheet
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                $389,000,000 (Approximate) of Senior Certificates
                       Chase Mortgage Finance Corporation
         Multi-Class Mortgage Pass-Through Certificates Series 2003-S11

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                           Features of the Transaction
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o     Offering consists of three groups of senior certificates totaling approximately $389,000,000 expected to be rated triple-A by two of the three of: S&P, Fitch and Moody's. The three groups of seniors are expected to be approximately:

      $61,600,000 of 5.00% coupons (Group 1)

      $221,700,000 of 5.25% coupons (Group 2)

      $104,000,000 of 5.50% coupons (Group 3).

o The overall expected amount of credit support for the senior certificates is 2.75% +/- 0.25% in the form of subordination with a shifting interest structure and a five-year prepayment lockout.

o All collateral for the certificates consists of fixed-rate residential first lien mortgages of no more than 30 years to original maturity, originated or acquired by Chase Manhattan Mortgage Corporation.

o     The amount of senior certificates is approximate and may vary by up to 5%.

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                                   Time Table
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Expected Settlement:                                            October 29, 2003
Cut-off Date:                                                    October 1, 2003
First Distribution Date:                                       November 25, 2003
Distribution Date:                                     25th or next business day

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                                    Key Terms
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Issuer: Chase Mortgage Finance Trust, Series 2003-S11

Underwriter: Goldman, Sachs & Co.

Depositor: Chase Mortgage Finance Corporation

Servicer: Chase Manhattan Mortgage Corporation

Trustee: Wachovia Bank, N.A.

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, monthly to the extent of 1/12th of 12.5 bps per annum in compensating interest for full and partial prepayments

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month

Clean Up Call: 10% of the Cut-off Date principal balance of the Mortgage Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to subordinate certificates

Expected Subordination: 2.75% +/- 0.25% for the securities

Expected Rating Agencies: Two of three: S&P, Fitch and Moody's

Minimum Denomination: Senior certificates - $25,000

Delivery: Senior certificates - DTC

Preliminary Collateral Information (approximate)                              Total         Group 1         Group 2         Group 3
----------------------------------------------------------------   ----------------    ------------    ------------    ------------
Total Outstanding Principal Balance:                                   $400,000,000     $64,000,000    $229,000,000    $107,000,000
Number of Mortgage Loans:                                                       769             123             440             206
Average Original Principal Balance of the Mortgage Loans:                  $520,000        $520,000        $520,000        $520,000
Weighted Average Annual Mortgage Interest Rate:                     5.59% +/- 5 bps            5.30%           5.54%           5.89%
Weighted Average Amortized Term To Maturity (Months):              358 +/- 2 months             359             358             358
Weighted Average Seasoning (Months):                                              2               1               2               1
Weighted Average Current Loan-To-Value Ratio:                               69% max              69%             69%             69%
Owner Occupied:                                                             90% min              90%             90%             90%
Cash-out Refinance:                                                         24% max              24%             24%             24%
Single Family (including PUD):                                              88% min              88%             88%             88%
Current FICO:                                                                   733             736             736             724
California Concentration:                                                        46%        50% max         50% max         50% max

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.